UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of the Securities Exchange
                                  ACT OF 1934



        Date of Report (Date of earliest event reported) August 26, 2002


                             MERCER INTERNATIONAL INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             WASHINGTON            0-9409            91-6087550
          (State or other       (Commission         (IRS Employer
            jurisdiction        File Number)      Identification No.)
          of incorporation)

                   Schutzengasse 32, Zurich, Switzerland, 8001
                    (Address of principal executive offices)



      Registrant's telephone number, including area code  41 (43) 344 7070

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item  5.      Other  Events

Completion  of  Financing  Arrangements

On August 26, 2002 (the "Closing Date"), Mercer International Inc. ("Mercer") completed financing arrangements for the design, development, financing, construction and operation of a 552,000 tonnes per annum northern bleached softwood kraft pulp mill (the "Stendal Pulp Mill") to be located in Arneburg, near Stendal, in the State of Sachsen-Anhalt, Germany (the "Stendal Project"). Total investment costs in connection with the Stendal Project are approximately Euro 1,037,500,000, of which Euro 827,950,000 is to be provided under a project finance facility (the "Facility") arranged by Bayerische Hypo-und Vereinsbank AG ("BHV") pursuant to a project finance loan agreement (the "Project Finance Loan Agreement") entered into between Zellstoff Stendal GmbH ("ZSG") and BHV on the Closing Date. Mercer also contributed or agreed to contribute approximately Euro 63,500,000 on or before the Closing Date, funded, in part, through loans of Euro 30,000,000 from MFC Merchant Bank S.A. ("MFC") and Euro 15,000,000 from Babcock & Brown Investment Management Partners Ltd. ("Babcock & Brown").

Project  Overview

The Stendal Project is being implemented through ZSG, a 63.6% owned subsidiary of Mercer. ZSG was founded in 1996 to develop, own and operate the Stendal Pulp Mill. ZSG owns the site upon which the Stendal Pulp Mill will be developed and holds or has the benefit of all necessary building and operating permits. Mercer holds its interest in ZSG through a wholly-owned subsidiary, Stendal Pulp Holding GmbH ("SP Holding"). There are two other ZSG shareholders, RWE
Industrie-L  sungen  GmbH  ("RWE")  holding  a  29.4%  interest  and AIG Altmark
Industrie  AG  ("AIG")  holding  a  7%  interest.  In  addition  to  its  29.4%
shareholding in ZSG, RWE is the engineering, procurement and construction contractor for the Stendal Project.

Most of the Stendal Project is to be constructed under a Euro 716,000,000 fixed price turnkey engineering, procurement and construction contract with RWE. Construction is scheduled to be completed within twenty-two months of the Closing Date, start-up within twenty-three months of the Closing Date, production of saleable pulp within twenty-four months of the Closing Date and final acceptance within twenty-eight months of the Closing Date. A small portion of the project construction will be managed internally by ZSG. Certain portions of infrastructure connections will be constructed by the City of Arneburg, such works to be 70-90% subsidized and co-financed by ZSG.

As the Stendal Project is located in the new German states in Eastern Germany, it qualifies for three types of government support: (i) Federal and State government guarantees; (ii) tax grants; and (iii) investment incentives. The guarantees, grants and subsidies are provided to promote targeted growth in manufacturing industries, to reduce higher than average levels of regional unemployment and to alleviate the burden of modernization resulting from reunification. The financing structure for the Stendal Project was largely driven by the availability of government support and in order to meet European Commission requirements for a minimum of 25% non-subsidy related construction cost funding.

Project  Finance  Loan  Facility

Agreement  Attached  as  Exhibit  10.1

The following description of the Project Finance Loan Facility is a brief summary of certain material attributes and characteristics thereof, which does not purport to be complete and is qualified in its entirety by reference to the Project Finance Loan Agreement, a copy of which is attached hereto as Exhibit 10.1.

Facility  Structure

On the Closing Date, ZSG entered into the Project Finance Loan Agreement with BHV as arranger and original lender. The Euro 827,950,000 Facility provided thereunder is comprised of: (i) Tranche A in the principal sum of Euro 464,550,000; (ii) Tranche B in the principal sum of Euro 122,000,000, subdivided into four Sub-Tranches, Sub-Tranche B1 in the sum of Euro 20,666,666, Sub-Tranche B2 in the sum of Euro 20,666,667, Sub-Tranche B3 in the sum of Euro 20,666,667 and Sub-Tranche B4 in the sum of Euro 60,000,000; (iii) Tranche C in the principal sum of Euro 42,000,000; (iv) Tranche D1 in the principal sum of Euro 9,400,000; (v) Tranche D2 in the principal sum of up to Euro 30,000,000; and (vi) Tranche E, a revolving loan facility in an aggregate amount of up to Euro 160,000,000 (collectively, the "Tranches"). The Project Finance Loan Agreement also provides for hedging facilities to allow ZSG to hedge against interest rate risk, currency risk and pulp price risk by way of interest rate swaps, Euro and U.S. dollar swaps and pulp hedging transactions.

Facility  Purpose

The Facility is to be used for the following purposes: (i) Tranche A for project construction and development costs; (ii) Tranche B for: (a) financing costs up until the date upon which ZSG issues a final acceptance certificate in connection with the Stendal Project (the "Acceptance Date"); (b) start-up costs until the Acceptance Date; (c) project construction and development costs not financed under Tranche A; and (d) working capital costs; (iii) Tranche C to provide partial funding of a debt service reserve account (the "Debt Service Reserve Account"); (iv) Tranche D1 for project construction costs; (v) Tranche D2 to finance approved cost overruns until the Acceptance Date and thereafter to repay Tranche A; and (vi) Tranche E to provide short term bridge financing for expected government grants and recoverable payments on construction costs.

Interest

Interest on the credit facilities shall accrue at the rate of Euribor plus .75% per annum in respect of Tranche A, Euribor plus .60% per annum in respect of the guaranteed portion of Tranche B, Euribor plus 1.50% per annum in respect of the unguaranteed portion of Tranche B, Euribor plus 1.55% per annum in respect of Tranches C, D1 and D2 and Euribor plus 1.25% per annum in respect of Tranche E.

Security

The credit facilities are secured by the assets of ZSG in respect of the Stendal Project, including, among other things: (i) all such assets held by ZSG, excluding the Shareholders' Account (as hereinafter defined); (ii) assignment of hedging agreements; (iii) a pledge over all shares of ZSG and all project accounts of ZSG; and (iv) an assignment of all rights under all material contracts and financing documents, including assignments of insurance proceeds.

Facility  Availability

The Facility is available for disbursement from the Closing Date until the earlier of the Acceptance Date and forty months following the Closing Date (the "Availability Period"), provided that Tranche D2 will be available up to one month prior to the First Repayment Date (as defined below).

Repayment

ZSG covenants to pay an amount which will reduce the aggregate advances outstanding, other than under Tranche E, to no more than Euro 590,000,000 plus 30% of the aggregate advances made under Tranche D2, but in any event to no more than Euro 599,000,000 (the "First Repayment") to the lenders on or before the date that is not later than the first March 31 or September 30 immediately following the fourth anniversary of the first advance under Tranche A (the "Scheduled First Repayment Date"). The First Repayment will be applied in the following order: (i) for the repayment of 70% of Tranche D2; (ii) for the repayment of 70% of Tranche D1; (iii) for the repayment of 70% of Tranche C;
(iv) for the repayment of part of any of Sub-Tranche B1 to B3; and (v) for the repayment of Tranche A.

Installment  Payments

Under the terms of the Project Finance Loan Agreement: (i) the "First Repayment Date" is the date upon which the First Repayment is made in full; and (ii) "Repayment Date" is the First Repayment Date and each subsequent March 31 and September 30 on which a repayment of any part of any Tranche or Sub-Tranche is scheduled to take place. Following the First Repayment, ZSG covenants to repay outstanding advances under Tranche A in twenty-two semi-annual installments on the Repayment Dates following the Scheduled First Repayment Date in accordance with an amortization schedule. Sub-Tranches B1, B2 and B3 will be repayable following the First Repayment, in eight equal semi-annual installments on the eight Repayment Dates ending on the first Repayment Date following the eighth anniversary of the first advance under the relevant Sub-Tranche. Sub-Tranche B4 will be repayable in full on the first Repayment Date following the fifteenth anniversary of the first advance under Tranche A.

Tranches C, D1 and D2 are repayable in three equal semi-annual installments on the three Repayment Dates falling after the Scheduled First Repayment Date.

Tranche E is repayable in an amount equal to the proceeds of all government grants and/or value added tax ("VAT") refunds on project costs received from time-to-time and/or out of one or more drawings made pursuant to the shareholders' undertaking agreement dated as of the Closing Date between the shareholders of ZSG, Mercer and BHV (the "Shareholders' Undertaking Agreement") and/or monies available for such purposes in the Proceeds Account (as hereinafter defined).

Final  Repayments

The Tranches and Sub-Tranches mature on different dates. Tranche A matures on the first Repayment Date following the fifteenth anniversary of the first advance under Tranche A. Sub-Tranches B1, B2 and B3 each mature on the first Repayment Date following the eighth anniversary of the first advance under each such Sub-Tranche. Sub-Tranche B4 matures on the first Repayment Date following the fifteenth anniversary of the first advance under Tranche A. Tranches C, D1 and D2 each mature on the third Repayment Date following the Scheduled First Repayment Date. Tranche E matures on the first Repayment Date following the fifth anniversary of the first advance under Tranche A.

Federal  and  State  Guarantees

Tranches A and B will be subject to Federal and State Guarantees (the "Guarantees") in respect of 80% of the principal amount thereof, provided that the amount of each Sub-Tranche under Tranche B benefiting from such guarantees will be reduced semi-annually by 12.5% per annum beginning on the first Repayment Date following the fourth anniversary of the first advance of each Sub-Tranche under Tranche B. Under the Guarantees, the guarantors are responsible for ZSG's performance of its payment obligations in respect of the guaranteed amounts.

Disbursement  Account

Until the Acceptance Date, all payments received by ZSG, including all drawings under the Facility, all funding received from ZSG's shareholders and all operating cash flows, subject to certain exceptions, shall be credited to a disbursement account (the "Disbursement Account") and will be applied to project costs, operating costs and working capital costs incurred during the Availability Period in relation to the Stendal Project.

Proceeds  Account

Following the Acceptance Date, all revenue received by ZSG, subject to certain exceptions, shall be credited to a proceeds account (the "Proceeds Account") and, subject to certain exceptions, applied to pay, in the following order of priority: (i) operating costs, ongoing capital costs and working capital costs; (ii) taxes and Guarantee fee payments; (iii) unpaid costs and expenses and payment of interest and fees in respect of the Facility; (iv) repayment of any deferred principal due under Tranches D2, D1, C, B and A, in that order; (v) repayment of loan principal due under Tranches D2, D1 and C, in that order; (vi) repayment of loan principal under Tranche E at the final maturity date of Tranche E; (vii) repayment of loan principal due under Tranches B and A and any close-out or termination sums under hedging agreements; (viii) payment of permitted financial indebtedness; (ix) payments into the debt service reserve account (the "Debt Service Reserve Account"); (x) on a Repayment Date, towards repayment of amounts outstanding under Tranche E; and (xi) payments into the shareholders' account (the "Shareholders' Account").

Equity  Reserve  Account

The Project Finance Loan Agreement provides for the creation of an equity reserve account (the "Equity Reserve Account') to be established by ZSG by no later than the First Repayment Date into which excess start-up cash flows may be deposited. The Equity Reserve Account will be used to secure claims and amounts owing to the lenders in priority to the funding of the Debt Service Reserve Account. The amount of excess start-up cash flows to be deposited in the Equity Reserve Account will be as determined in accordance with the Shareholders' Undertaking Agreement.

Debt  Service  Reserve  Account

The Project Finance Loan Agreement provides that the Debt Service Reserve Account will be established by no later than the Acceptance Date, will be funded in part through a draw from Tranche C and will have a target balance of Euro 57,000,000 prior to the First Repayment Date. Further payments into the Debt Service Reserve Account will be made from the Proceeds Account, subject to the agreed priority of payments and pursuant to the Shareholders' Undertaking Agreement. The required balance on the Acceptance Date and at each subsequent
Repayment Date will be an amount sufficient to service the amounts due and payable under the Facility during the following twelve months.

Restrictions  on  Payments  to  Shareholders'  Account

No payments from the Proceeds Accounts to the Shareholders' Account will be permitted prior to the aggregate outstanding amounts under the Facility having been paid down to the Required Level. In addition, if the ratio of available cash flow to the total amount of interest, principal and fees payable, over a specified period, (the "Annual Debt Service Cover Ratio") at any Repayment Date is less than 1.15, monies that would otherwise be available to be paid into the Shareholders' Account will be retained in the Proceeds Account until the next Repayment Date upon which the Annual Debt Service Cover Ratio is equal to or greater than 1.15.

Shareholders'  Undertaking  Agreement

Each of the shareholders of ZSG entered into the Shareholders' Undertaking Agreement pursuant to which, among other things, each agreed to: (i) inject shareholder funding as a condition precedent to the first draw down; (ii) provide a standby equity amount to be supported by separate letters of credit or unconditional guarantees from a financial institute satisfactory to BHV; and
(iii) subordinate the loans provided by such shareholders in respect of the Stendal Project. In addition, the Shareholders' Undertaking Agreement provides that Mercer shall continue to control directly or indirectly at least 51% of the voting rights in ZSG and that RWE and AIG shall retain their shareholdings in ZSG until the Acceptance Date. The description of the Shareholders' Undertaking Agreement set out herein is a brief summary of certain material attributes and characteristics thereof, which does not purport to be complete and is qualified in its entirety by reference to the Shareholders' Undertaking Agreement, a copy of which is attached hereto as Exhibit 10.2.

Shareholders'  Contributions

On or before the Closing Date, the shareholders paid into the Proceeds Account Euro 15,000,000 in subscription for share capital of ZSG and Euro 55,000,000 in respect of fully-subordinated loans to ZSG. The shareholders also agreed to make subordinated loans to ZSG of up to Euro 30,000,000 as a standby equity amount to cover cost overruns and to partially fund the Debt Service Reserve Account.

Bridge  Financing

In connection with its obligation to provide equity funding in respect of the Stendal Project, on the Closing Date, Mercer entered into and completed funding under two bridge financing loan agreements (the "Bridge Loans") with Babcock & Brown and MFC. Mercer utilized the net proceeds from the Bridge Loans to fund, in part, its contribution to the Stendal Project in the sum of approximately Euro 63,500,000.

BABCOCK  &  BROWN  LOAN  AGREEMENT

Agreement  Attached  as  Exhibit  10.3

The following description of the B&B Loan (as defined below) is a brief summary of certain material attributes and characteristics thereof, which does not purport to be complete and is qualified in its entirety by reference to the B&B Loan Agreement (as defined below), a copy of which is attached hereto as Exhibit 10.3.

Loan  Structure

The Babcock & Brown loan agreement (the "B&B Loan Agreement") was concluded between Babcock & Brown, as agent and original lender, and Mercer, as borrower, on the Closing Date. The principal amount of the loan is Euro 15,000,000, which was disbursed on the Closing Date, after deduction of fees and expenses, as a non-revolving single advance (the "B&B Loan").

Maturity

The B&B Loan matures eight months (the "Initial Period") after the Closing Date, with Mercer having an option to extend the maturity date for an additional six months (the "Extended Period") and for a further four months if agreed to by Babcock & Brown (the "Second Extended Period").

Interest

The B&B Loan accrues interest at a rate equal to Euribor (as defined in the B&B Loan Agreement) plus 6.5% per annum during the Initial Period, Euribor plus 9.0% per annum during the Extended Period and Euribor plus 11.5% per annum during the Second Extended Period, in each case calculated semi-annually, not in advance, and payable upon maturity or default. In addition, in the event that the loan is not repaid upon maturity, the loan shall accrue interest at the rate of Euribor plus 15% per annum thereafter.

Security

The B&B Loan Agreement is secured by: (i) assignment agreements (the "Assignment Agreements") under which Mercer and its subsidiaries, ZPR Zellstoff-und Papierfabrik Rosenthal Holding GmbH ("ZPR Holding") and Spezialpapierfabrik Blankenstein GmbH ("SPB") assign their respective interests in intercompany loans, in Mercer's case outstanding from ZPR Holding and SP Holding, in ZPR Holding's case, outstanding from SP Holding and in SPB's case, outstanding from Zellstoff-und Papierfabrik Rosenthal GmbH & Co. KG ("ZPR & Co."); and (ii) securities pledge agreements (the "Securities Pledge Agreements") under which Mercer pledges its interest in all of the share capital of its wholly-owned subsidiaries, ZPR Holding, SP Holding and Dresden Papier Holdings GmbH ("DP Holdings"). SP Holding is a subsidiary through which Mercer holds its interest in the Stendal Project, ZPR & Co is a subsidiary through which Mercer holds its interest in its pulp mill located near Blankenstein and DP Holdings is the company through which Mercer holds its interest in its paper mills located at Heidenau and Fahrbucke.

Security  Agent

The security granted under the Assignment Agreements and the Securities Pledge Agreements is held by MFC in its capacity as security agent (the "Security Agent") under a security trust agreement, pari passu for the benefit of MFC pursuant to the MFC Loan Agreement and for Babcock & Brown pursuant to the B&B Loan Agreement.

Asset  Sales  and  Equity  Issue  or  Sale

Under the B&B Loan Agreement, Mercer covenants to use reasonable commercial efforts during the Initial Period and, if applicable, the Extended Period to:
(i) complete an asset sale or sales, subject to any restrictions in respect thereof imposed under the Project Finance Loan Agreement and the existing Euro 508,000,000 loan agreement between ZPR & Co., BHV and others (collectively, the "Senior Credit Agreements"), or by any official body including, without limitation, the European Commission; and/or (ii) complete an issue or sale of its equity securities or other ownership interests in Mercer; and/or (iii) cause to be withdrawn and paid to Mercer, from time-to-time, the maximum amount available to it from its shareholder accounts. Mercer covenants to utilize all proceeds from the foregoing as and when such amounts equal Euro 500,000, from time-to-time, to pay amounts owing under the B&B Loan Agreement and the MFC Loan Agreement, on a pro rata basis.

Covenants

The B&B Loan Agreement contains customary covenants in favour of the lenders thereunder and contains a covenant pursuant to which Mercer agrees to settle upon the terms of a shareholders agreement within ninety days of August 21, 2002, reflecting certain agreed upon terms appended to the B&B Loan Agreement. Mercer covenants to enter into such shareholders agreement, upon the occurrence of an event of default, with any person to whom the lenders propose to sell any of the securities that are the subject of the Securities Pledge Agreements.

Negative  Covenants

The B&B Loan Agreement contains negative covenants pursuant to which Mercer agrees, among other things, subject to certain exceptions, not to change the nature of its business, enter into any reorganizations, amalgamations or similar transactions, allow for any distributions or return of capital to its shareholders, create or permit to exist any liens over certain of its subsidiaries, allow certain of its subsidiaries to incur indebtedness in excess of Euro 5,000,000 or enter into related party transactions having values over specified amounts.


Events  of  Default

The B&B Loan Agreement is subject to customary events of default, subject to materiality and cure provisions as set out therein. In addition, it is an event of default under the B&B Loan Agreement if ZPR & Co. and/or ZSG fail to pay amounts owing under the Senior Credit Agreements when the same become due and payable. In addition, under the B&B Loan Agreement, the lenders acknowledge that their rights to realize upon any interest in ZPR pursuant to the security granted thereunder shall be limited to the sale of 49% of the shares thereof unless additional sales are consented to in writing by ZPR's senior lenders and, that any right that they may otherwise have to sell any interests in ZSG shall be limited to such percentage thereof which is consented to by the European Commission and to no more than 12.5% of the shares thereof unless additional sales consented to in writing by ZSG's senior lenders.

MFC  Loan  Agreement

Agreement  Attached  as  Exhibit  10.4

The following description of the MFC Loan (as defined below) is a brief summary of certain material attributes and characteristics thereof, which does not purport to be complete and is qualified in its entirety by reference to the MFC Loan Agreement (as defined below), a copy of which is attached hereto as Exhibit 10.4.

Summary  of  Terms

The MFC loan agreement (the "MFC Loan Agreement") was concluded between MFC, as agent and original lender, and Mercer, as borrower, on the Closing Date. The principal amount of the loan is Euro 30,000,000 which was disbursed on the Closing Date, after deduction of fees and expenses, as a non-revolving single advance (the "MFC Loan"). The MFC Loan Agreement was negotiated at the same time and in conjunction with the B&B Loan Agreement and was entered into upon substantially the same terms as those set out in the B&B Loan Agreement, as to loan structure, maturity, interest, security, the appointment of the Security Agent, Mercer's obligations in respect of asset sales and/or an issue or sale of equity, conditions to advance, covenants, negative covenants, events of default and ancillary matters subject to such changes as were required to reference the MFC Loan rather than the B&B Loan.

PRESS  RELEASE

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is a press release issued by Mercer International Inc. on August 27, 2002 regarding completion of the financing arrangements for the Stendal Pulp Mill Project.

Item  7.      Exhibits

10.1     Project  Financing  Facility  Agreement  made  August  26, 2002 between
Zellstoff Stendal GmbH, Bayerische Hypo- und Vereinsbank AG as Arranger, Bayerische Hypo- und Vereinsbank AG as Agent and Security Agent and Bayerische Hypo- und Vereinsbank AG as Original Lender.

10.2 Shareholders' Undertaking Agreement made August 26, 2002 between Mercer International Inc. ("Mercer International"), RWE Industrie-Losungen GmbH ("RWE-IN"), AIG Altmark Industrie AG ("AIG") and FAHR Beteiligungen AG ("FAHR") as Sponsors; Stendal Pulp Holding GmbH, RWE-IN and FAHR as Shareholders; Zellstoff Stendal GmbH as Borrower; Mercer International as Guarantor; and Bayerische Hypo- und Vereinsbank Aktiengesellschaft as Arranger, Agent, Security Agent and an Original Lender and on behalf of the Lenders.

10.3     Loan  Agreement  dated  the 26th of August, 2002 among Babcock &
Brown Investment Management Partners LP as Agent, Babcock & Brown Investment Management Partners LP and such other lenders as are signatories thereto and Mercer International Inc.

10.4     Loan Agreement dated the 26th of August, 2002 among MFC Merchant
Bank S.A. as Agent, MFC Merchant Bank S.A. and such other lenders as are signatories thereto and Mercer International Inc.

99.1 Press Release Issued by Mercer International Inc. on August 27, 2002 regarding completed financing arrangements for the Stendal Pulp Mill Project.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September  10,  2002

                                   MERCER  INTERNATIONAL  INC.

                                   By  :   /s/ Jimmy S.H. Lee
                                          ---------------------------

                                   Name  :    Jimmy  S.H.  Lee
                                   Title:     Chairman

                                  EXHIBIT INDEX

10.1     Project  Financing  Facility  Agreement  made  August  26, 2002 between
Zellstoff Stendal GmbH, Bayerische Hypo- und Vereinsbank AG as Arranger, Bayerische Hypo- und Vereinsbank AG as Agent and Security Agent and Bayerische Hypo- und Vereinsbank AG as Original Lender.

10.2 Shareholders' Undertaking Agreement made August 26, 2002 between Mercer International Inc. ("Mercer International"), RWE Industrie-Losungen GmbH ("RWE-IN"), AIG Altmark Industrie AG ("AIG") and FAHR Beteiligungen AG ("FAHR") as Sponsors; Stendal Pulp Holding GmbH, RWE-IN and FAHR as Shareholders; Zellstoff Stendal GmbH as Borrower; Mercer International as Guarantor; and Bayerische Hypo- und Vereinsbank Aktiengesellschaft as Arranger, Agent, Security Agent and an Original Lender and on behalf of the Lenders.

10.3     Loan  Agreement  dated  the 26th of August, 2002 among Babcock &
Brown Investment Management Partners LP as Agent, Babcock & Brown Investment Management Partners LP and such other lenders as are signatories thereto and Mercer International Inc.

10.4     Loan Agreement dated the 26th of August, 2002 among MFC Merchant
Bank S.A. as Agent, MFC Merchant Bank S.A. and such other lenders as are signatories to thereto and Mercer International Inc.

99.1 Press Release Issued by Mercer International Inc. on August 27, 2002 regarding completed financing arrangements for the Stendal Pulp Mill Project.